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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): December 9, 2003


                             GLOBAL CROSSING LIMITED
               (Exact Name of Registrant as Specified in Charter)



                                     BERMUDA
                 (State or Other Jurisdiction of Incorporation)


        001-16201                                       98-0407042
(Commission File Number)                    (I.R.S. Employer Identification No.)


     Wessex House, 45 Reid Street
           Hamilton, Bermuda                                         HM12
(Address of Principal Executive Offices)                          (Zip Code)


                                 (441) 296-8600
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE

           On December 9, 2003, Global Crossing Limited (formerly GC Acquisition Ltd.) (the "Company") issued a press release announcing the emergence from bankruptcy proceedings under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") of those members of the Global Crossing group of companies (the "Global Crossing Group") that had previously filed for protection under the Bankruptcy Code. The Company also announced the purchase by Singapore Technologies Telemedia Pte Ltd of 61.5% of the capital stock of the Company. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

           The Company is the successor registrant to Global Crossing Ltd., the Company's former parent company whose operating assets were transferred to the Company and which is no longer affiliated with the Global Crossing Group. Accordingly, the Company's ordinary shares are deemed registered under Section 12(g) of the Exchange Act.








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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 10, 2003

                                     GLOBAL CROSSING LIMITED

                                     By: /s/ Mitchell Sussis
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                                     Name: Mitchell Sussis
                                     Title: Vice President and Assistant
                                            General Counsel






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                                  EXHIBIT INDEX

   EXHIBIT           DESCRIPTION
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     99.1            Press Release dated December 9, 2003.